SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 2001





                               AT COMM CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                         0-15797                95-3824750
          --------                         -------                ----------

(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
         incorporation)                                      Identification No.)



                        577 Airport Boulevard, Suite 700
                          Burlingame, California 94010
                    (Address of principal executive offices)

                                 (650) 375-8188
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On June 26, 2001 the Company reported that as of the opening of business on June 27, 2001, the Company's stock would be delisted from quotation on The Nasdaq Stock Market due to non-payment of required Nasdaq fees. It's shares will be eligible to be traded on the OTC Bulletin Board(R).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   AT COMM CORPORATION

Dated:   June 29, 2001                        By:   /s/ William H. Welling
                                                   -------------------------
                                                        William H. Welling
                                                        Chairman and
                                                        Chief Executive Officer